UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 28, 2011

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida 33496

(Address of principal executive offices) (Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 30, 2011, Office Depot, Inc., a Delaware corporation (the “Company”), entered into a Waiver dated as of March 30, 2011 (the “Waiver”), with respect to the Credit Agreement dated as of September 26, 2008, among the Company, Office Depot International (UK) Ltd., Office Depot UK Ltd., Office Depot International B.V., Office Depot B.V., OD International (Luxembourg) Finance S.À R.L. and Viking Finance (Ireland) Ltd. (collectively, the “Borrowers”), certain subsidiaries of the Company from time to time parties thereto, the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank N.A., London Branch, as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and US collateral agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., Wachovia Bank, National Association and General Electric Capital Corporation, as documentation agents, as amended (the “Credit Agreement”).

As reported in Item 4.02 below, the Company will restate its financial statements with respect to the second, third and fourth fiscal quarters of 2010 and fiscal year 2010 (collectively, the “2010 Financial Statements”) as a result of the Company being denied a carry back claim relating to certain net operating losses it had asserted under the American Recovery and Re-investment Act of 2009 that, as reported in the 2010 Financial Statements, resulted in a tax benefit to the Company of approximately $80 million for fiscal year 2010 (the “Carry Back Claim”). Pursuant to the Waiver, the Lenders have agreed to waive any Default or Event of Default (as defined in the Credit Agreement) arising from any representation or warranty made or deemed made by or on behalf of the Company in or relating to the 2010 Financial Statements, or in any certificate furnished in connection with the 2010 Financial Statements, having been incorrect, or proven to have been incorrect, when made or deemed made (solely as a result of the Carry Back Claim or other technical adjustments that do not have a material impact on the 2010 Financial Statements taken as a whole); provided that the Waiver shall cease to apply if the restated 2010 Financial Statements are not delivered to the Administrative Agent on or prior to May 15, 2011. The Company expects to file the restated 2010 Financial Statements on or about April 6, 2011.

The summary of the provisions of the Waiver is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On March 28, 2011, management concluded, after discussion with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, that the financial statements and related report of the independent registered public accounting firm included in the Company’s Form 10-K for the year ended December 25, 2010, the Company’s Quarterly Report on Form 10-Q for the period ended June 26, 2010, and the Company’s Quarterly Report on Form 10-Q for the period ended September 25, 2010 (collectively, the “2010 Financial Statements”) should no longer be relied upon as a result of the denial by the Internal Revenue Service (the “IRS”) in March 2011 of the Company’s claim for the carry back of tax losses in 2010 to prior years and that the Company should restate its financial results for the applicable periods. The Audit Committee of the Company approved management’s decision. The Company will amend its Form 10-K for the fiscal year ended December 25, 2010, and its Forms 10-Q for the quarters ended June 26, 2010 and September 25, 2010 to include the restated financial statements and related disclosures.

The Company’s 2010 Financial Statements were prepared reflecting the expected carry back of certain net operating losses. The restatement reflects the denial by the IRS in March 2011 of the Company's claim for the carry back of tax losses in 2010 to prior years. The Company’s claim was based on its view, after consultation with its tax advisor, that its tax losses qualified for the extended carry back provisions contained in the American Recovery and Re-investment Act of 2009. That position resulted in the Company recognizing a tax benefit of approximately $80 million in the 2010 statement of operations. Because the Company has recognized full valuation allowances on its domestic deferred tax assets, the tax benefits recognized in the Company’s 2010 Financial Statements no longer met the accounting recognition criteria. The expected impact of correcting the error on the 2010 Financial Statements is to reduce previously recorded full year tax benefits, change net earnings for 2010 to a net loss, increase the net loss attributable to common shareholders and increase loss per share. Additionally, we expect the current tax receivable associated with the carry back amount to be removed from the balance sheet at December 25, 2010, and adversely impact anticipated 2011 operating cash flow.

Management has considered, and is continuing to evaluate, the effect of the facts leading to the restatement on the Company’s prior conclusions of the adequacy of its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable restatement periods. A final conclusion with respect to the effectiveness of the Company’s internal controls over financial reporting and disclosure controls and procedures has not been made, and management is currently working to determine whether any material weakness in such controls and procedures was present during each of the applicable restatement periods. The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with filing the amendments to its Form 10-K for the fiscal year ended December 25, 2010 and Forms 10-Q for the quarters ended June 26, 2010 and September 25, 2010, which the Company expects to file on or about April 6, 2011.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Company’s press release dated March 31, 2011.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: Except for historical information, the matters discussed in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, including statements regarding the review of the Company’s Audit Committee, the Company’s intent to restate its prior financial statements and the estimated amounts to be restated, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made. Please refer to the risks and uncertainties detailed from time to time by Office Depot in its filings with the SEC made from time to time. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1	Form of Waiver, dated as of March 30, 2011

Exhibit 99.1	Press Release, dated March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized

OFFICE DEPOT, INC.

Date: March 31, 2011

	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President,
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Waiver dated as of March 30, 2011

Exhibit 99.1	Press Release, dated March 31, 2011